UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________________________
FORM 8-K/A
 (Amendment No. 1)
________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
January 14, 2025
Date of report (Date of earliest event reported)
________________________________________
________________________________________
SEI INVESTMENTS COMPANY
(Exact name of registrant as specified in charter)
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Pennsylvania	0-10200	23-1707341
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1 Freedom Valley Drive
Oaks, Pennsylvania 19456
(Address of Principal Executive Offices and Zip Code)
(610) 676-1000
(Registrants’ Telephone Number, Including Area Code)
________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	SEIC	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note:
We are filing this Amendment No. 1 on Form 8-K/A (“Amendment No. 1”) to our Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on January 14, 2025 (“Original Form 8-K”) solely to correct clerical errors that resulted in:
•an overstatement of the five year growth rate for assets under management of the Investment Advisors business segment as 76% instead of the actual five year growth rate of 32% presented in the chart titled 'Five-Year % Growth' of the slide titled 'Investment Advisors'; and
•inaccurate tenure designations as of the filing date for certain Executive Officers in the Investor Overview filed with the Original Form 8-K as Exhibit 99.1.
The clerical errors do not change and have no effect on any other financial presentations or information contained in or filed as an exhibit to the Original Form 8-K. The corrected Investor Overview is filed as Exhibit 99.1 attached hereto.
This Amendment No. 1 does not reflect events occurring after the filing of the Original Form 8-K on January 14, 2025 and no attempt has been made in this Amendment No. 1 to modify or update other disclosures as presented in the Original Form 8-K. Accordingly, this Amendment No. 1 should be read in conjunction with the Original Form 8-K.

Item 7.01.    Regulation FD Information.
SEI Investments Company (the “Company”), is furnishing the SEI Investor Overview issued on January 14, 2025 as Exhibit 99.1 to this Amendment No. 1 to its Current Report on Form 8-K.
As provided in General Instruction B.2 to Form 8-K, the information furnished pursuant to Item 7.01 and Exhibit 99.1 hereof shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing with the Securities and Exchange Commission, except as shall be expressly provided by specific reference in such filing.
This Amendment No. 1 to the Current Report on Form 8-K and the Exhibits hereto may contain forward looking statements within the meaning or the rules and regulations of the Securities and Exchange Commission. In some cases you can identify forward-looking statements by terminology such as ‘‘may’’, ‘‘will’’, ‘‘expect’’, ‘‘believe’’ and ‘‘continue’’ or ‘‘appear.’’ Our forward-looking statements include our current expectations with respect to:
•the market trends that we believe exist and the opportunities that these conditions may afford us,
•whether we turn challenges into opportunities, meaningfully engage clients and employees, drive mutual growth, or leverage our financial strength,
•our ability to expand our relationships and revenue opportunities with new and existing clients,
•the margins that our businesses may generate and the degree to which our reported margins will decline, increase or normalize,
•the strategic initiatives and business segments that we will pursue and those in which we will invest,
•our commitment to driving greater topline revenue growth and the success of such commitment,
•the success, if any, of the sales and strategic initiatives we pursue,
•the competitive differentiators of our business units,
•whether we will focus on maintaining and accelerating growth in existing businesses, expanding our focus on new growth engines, or reinvigorating our culture and talent strategies across the company,
•the size of the markets and opportunities we will pursue,
•the organic and inorganic opportunities that will drive our growth,
•the degree to which we will be able to successfully integrate the assets or businesses that we may acquire,
•the strength of our balance sheet,
•the degree to which our current practices with respect to stock-buybacks and dividend payments will continue, and
•the success and benefits of our strategic investments.
You should not place undue reliance on our forward-looking statements as they are based on the current beliefs and expectations of our management and subject to significant risks and uncertainties many of which are beyond our control or are subject to change. Although we believe the assumptions upon which we base our forward-looking statements are reasonable, they could be inaccurate. Some of the risks and important factors that could cause actual results to differ from those described in our forward-looking statements can be found in the “Risk Factors” sections of our Annual Report on Form 10-K for the year ended December 31, 2023 filed with the Securities and Exchange Commission.

Item 9.01.    Financial Statements and Exhibits.

Exhibit No.	Description

99.1	SEI Investor Overview

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEI INVESTMENTS COMPANY

Date:	January 17, 2025	By:	/s/ Sean J. Denham
Sean J. Denham Chief Financial Officer